                                  EXHIBIT 10.15

                ALLONGE TO AMENDED AND RESTATED TERM / TIME NOTE

Payor:                     ESCALON MEDICAL CORP

Payee:                     SPRING STREET CAPITAL

Date of Original Note:     NOVEMBER 16, 2001

Principal Amount:          $7,900,000


                                   BACKGROUND

     The Payor executed the above-referenced amended and restated term / time note ("Term Note") to evidence a loan or loans made pursuant to various agreements including a certain Letter Agreement dated November 16, 2001 (as amended, the "Existing Loan Agreements") among the Borrowers (as defined in the Existing Loan Agreements) and the Lender (as defined in the Existing Loan Agreements).

     The Payor and the Lender are executing an amendment to Loan Agreements, dated of even date herewith, (the "2003 Amendment" and together with the Existing Loan Agreements, the "Loan Agreements") pursuant to which the parties have agreed to amend certain terms and conditions.

     NOW THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

          1. Article 8. of the Term Note is hereby amended as follows:

               8. RIGHT OF SETOFF. In the Event of Default, in addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

          2. Exhibit A of the Term Note is hereby amended and restated to read in its entirety as follows:

                                            Exhibit A

                           DATE                 AMOUNT
                         March 1, 2003         300,000
                         June 1, 2003          300,000
                         September 1, 2003     300,000
                         December 1, 2003      300,000
                         March 1, 2004         350,000
                         June 1, 2004          350,000
                         September 1, 2004     350,000
                         December 1, 2004      350,000
                         March 1, 2005         400,000
                         June 1, 2005          400,000
                         September 1, 2005   2,450,000


          2. This Allonge shall be and remain attached to and shall constitute an integral part of the above-described Term Note from and after the date hereof. Except as modified hereby, all of the terms and provisions of the Term Note referenced above are hereby ratified and confirmed.

     INTENDING TO BE LEGALLY BOUND HEREBY, each of the undersigned has duly executed this Allonge on February 13, 2003.

ATTEST:                             ESCALON MEDICAL CORP


By:    /s/                          By:   /s/
    ---------------------------        ----------------------------------------
Name: Harry M. Rimmer                     Name: Richard J. DePiano
Title: SVP Finance                        Title: CEO